Columbia Diversified Bond Fund

Columbia Variable Portfolio — Diversified Bond Fund

(each “the Fund”)

Supplement dated August 30, 2012

to the Prospectuses dated October 28, 2011 and May 1, 2012, respectively

Alexander Powers, a portfolio manager of the Fund, has announced that he plans to retire from Columbia Management Investment Advisers, LLC, the Fund’s investment manager, in January 2013. Until then, Mr. Powers will continue to serve as a portfolio manager of the Fund with Brian Lavin, Carl Pappo and Michael Zazzarino.

S-6495-2 A (8/12)